Supplement dated August 17, 2018, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective on or about September 17, 2018, the Putnam VT Capital Opportunities Fund – Class IB sub-account will change its name to the Putnam VT Small Cap Growth Fund - Class IB. In the “Investment Alternatives: The Variable Sub-Accounts” section of the prospectus, the Investment Objective of the fund will change from “seeks long-term growth of capital” to “seeks capital appreciation.”

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement for future reference together with your prospectus. No other action is required of you.

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